UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 11, 2009

Law Enforcement Associates Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-32565	56-2267438
(Commission File Number)	(IRS Employer Identification No.)

2609 Discovery Drive Suite 125, Raleigh, North Carolina	27616
(Address of principal executive offices)	(Zip Code)

(919) 872-6210

(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On or about December 11, 2009, Law Enforcement Associates Corporation (the “Company” or “LEA”) confirmed that Mr. Martin Perry, former Director of Sales and a former director of the Company, had filed a letter (the “DOL Letter”) with the U.S. Department of Labor (“DOL”). The DOL letter was apparently filed pursuant to the employee whistle-blower protection provisions of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1514A (“SOX”). In the DOL Letter, Mr. Perry alleges conduct by the Company that he believes violated Federal law and the rules of the Securities and Exchange Commission (the “SEC” or “Commission”). The DOL Letter is substantially identical to the complaint letter filed by Mr. Paul Feldman with the DOL on or about November 17, 2009, which was previously disclosed in the Company’s Form 8-K filed with the Commission on December 1, 2009. The DOL Letter is attached as Exhibit 99.1 and is incorporated into this item by reference.

The DOL Letter does not indicate what relief Mr. Perry is seeking. As previously disclosed in the Company’s Form 8-K filed with the Commission on September 28, 2009, Mr. Perry voluntarily quit as an employee of the Company on September 23, 2009.

The Company does not believe the allegations made by Mr. Perry in the DOL Letter have any merit, nor does the Company believe the resolution of these matters will have any material effect upon the financial statements or other information contained in its reports to the SEC. Nonetheless, the same independent committee of disinterested directors appointed by the Board of Directors to investigate Mr. Feldman’s allegations will conduct an investigation of Mr. Perry’s allegations. The committee, which was previously disclosed in the Company’s Form 8-K filed with the Commission on December 11, 2009, has engaged independent legal counsel to assist with the investigations and to defend the Company in these matters.

Forward-Looking and Cautionary Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Among other things, these statements relate to our financial condition, results of operations and future business plans, operations, opportunities and prospects. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases “may,” “could,” “should,” “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “predict,” “project” or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf. In our most recent Form 10-K, we have included risk factors and uncertainties that might cause differences between anticipated and actual future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Letter from Martin Perry to the Department of Labor dated December 2, 2009 (unsigned)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAW ENFORCEMENT ASSOCIATES CORPORATION

By:	/S/ PAUL BRIGGS
Paul Briggs
Chief Financial Officer

Dated: December 15, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from Martin Perry to the Department of Labor dated December 2, 2009 (unsigned)